As of January 31, 2013, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

ULTRASHORT NASDAQ - 100 PROFUND
TD AMERITRADE INC 		57.93%

EUROPE 30 PROFUND
PERSHING LLC			52.50%

ULTRASMALL-CAP  PROFUND
TD AMERITRADE INC 		45.80%

NASDAQ - 100 PROFUND
TRUST COMPANY OF AMERICA	30.44%

BIOTECHNOLOGY ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	32.52%

FINANCIALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	32.66%

HEALTHCARE ULTRASECTOR PROFUNDS
TD AMERITRADE INC 		55.06%

TECHNOLOGY ULTRASECTOR PROFUNDS
VANGUARD BROKERAGE SERVICES	29.16%

SMALL-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	73.62%

MID-CAP GROWTH  PROFUND
TD AMERITRADE INC 		28.88%

U.S. GOVERMENT PLUS PROFUND
TRUST COMPANY OF AMERICA	30.78%

SHORT NASDAQ - 100 PROFUND
NATIONAL FINANCIAL SERVICES LLC	68.31%

RISING RATES 10 OPPORTUNITIES PROFUND
NATIONAL FINANCIAL SERVICES LLC	68.31%

FALLING U.S. DOLLAR  PROFUND
TD AMERITRADE INC 		26.08%

SHORT PRECIOUS METALS PROFUND
NATIONAL FINANCIAL SERVICES LLC	39.51%

ULTRASHORT JAPAN PROFUND
NATIONAL FINANCIAL SERVICES LLC	26.25%

ULTRAEMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	26.06%

ULTRALATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC	27.26%

ULTRASHORT LATIN AMERICA PROFUND
NATIONAL FINANCIAL SERVICES LLC	36.75%


As of January 31, 2013, the following
persons or entities no longer own
more than 25% of a funds voting security.

BULL PROFUND
TD AMERITRADE INC 		17.40%

ULTRABULL PROFUND
TRUST COMPANY OF AMERICA	11.52%

ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	15.80%

ULTRAEUROPE PROFUND
NATIONAL FINANCIAL SERVICES LLC	10.54%

ULTRA SMALL-CAP PROFUND
CHARLES SCHWAB AND CO INC	17.40%

ULTRA MID-CAP PROFUND
CHARLES SCHWAB AND CO INC	17.58%

CONSUMER SERVICES ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	23.34%

TECHNOLOGY ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	6.73%

TELECOMMUNICATIONS ULTRASECTOR PROFUND
PERSHING LLC			8.11%

SEMICONDUCTOR ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	24.91%

UTILITIES ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	19.88%

SMALL-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	20.26%

MID-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	8.88%

MID-CAP VALUE PROFUND
CHARLES SCHWAB AND CO INC	17.67%

ULTRA CHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	14.59%

ULTRA CHINA PROFUND
CHARLES SCHWAB AND CO INC	12.57%

RISING RATES OPPORTUNITY PROFUND
NATIONAL FINANCIAL SERVICES LLC	22.35%

ULTRA SHORT MID-CAP PROFUND
CHARLES SCHWAB AND CO INC	15.45%

FALLING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	24.40%

ULTRA SHORT EMERGING MARKETS PROFUND
NATIONAL FINANCIAL SERVICES LLC	18.35%